                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report:  March 15, 1996


                                 VIVRA INCORPORATED
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               (Exact name of registrant as specified in its charter)


                  Delaware             1-10261           94-3096645
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               (State or other       (Commission        (IRS Employer
               jurisdiction of       File Number)          Id. No.)
               incorporation)


               400 Primrose, Suite 200, Burlingame, California 94010
               -----------------------------------------------------
                       (Address of principal executive offices)


Registrant's telephone number, including area code:  (415) 348-8200

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.

          10.1 Stock Exchange Agreement among Vivra Orthopedics, Inc.; Vivra Incorporated; and Joseph Zagorski, M.D.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  March 15, 1996

                               VIVRA INCORPORATED



                               By  /s/ LEANNE M. ZUMWALT
                                  ----------------------------------------------
                                         Leanne M. Zumwalt
                                     Executive Vice President


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